UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2002

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-1000

N/A
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(c) EXHIBITS.
EXHIBIT NO. 99.1	DESCRIPTION Nu Skin Enterprises 2002 Midyear Report

Item 9.         Regulation FD Disclosure.

         A copy of the text of the 2002 Midyear Report of Nu Skin Enterprises as attached hereto as Exhibit 99.1 is not filed, but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ M. Truman Hunt
M. Truman Hunt
Executive Vice President and General Counsel

Date:    September 4, 2002

EXHIBIT INDEX

Exhibit No. 99.1	Description Nu Skin Enterprises 2002 Midyear Report